Exhibit 99.3
1st Quarter 2011 Results

Forward-Looking Statements This presentation contains forward-looking statements based on current expectations, including statements regarding our 2011 earnings outlook. These forward-looking statements are often identified by words such as "estimate," "predict," "may," "believe," "plan," "expect," "require," "intend," "assume" and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to achieve timely and adequate rate recovery of our costs, including returns on debt and equity capital; our ability to manage capital expenditures and other costs while maintaining reliability and customer service levels; variations in demand for electricity, including those due to weather, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures and distributed generation; power plant performance and outages; volatile fuel and purchased power costs; fuel and water supply availability; regulatory and judicial decisions, developments and proceedings; new legislation or regulation including those relating to greenhouse gas emissions, renewable energy mandates, nuclear plant operation and energy efficiency standards; our ability to meet renewable energy requirements and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; competition in retail and wholesale power markets; the duration and severity of the economic decline in Arizona and current real estate market conditions; the cost of debt and equity capital and the ability to access capital markets when required; changes to our credit ratings; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional baseload generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; technological developments affecting the electric industry; and restrictions on dividends or other burdensome provisions in our credit agreements and Arizona Corporation Commission orders. These and other factors are discussed in Risk Factors described in Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2010, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law. 2 First Quarter 2011

In this presentation, references to net income and earnings per share refer to amounts attributable to common shareholders.We present "regulated electricity segment gross margin" per diluted share of common stock. Regulated electricity segment gross margin refers to regulated electricity segment revenues less regulated electricity segment fuel and purchased power expenses. Regulated electricity segment gross margin is a "non-GAAP financial measure," as defined in accordance with SEC rules. The Appendix contains a reconciliation of this non-GAAP financial measure to the referenced revenue and expense line items on our Condensed Consolidated Statements of Income, which are the most directly comparable financial measures calculated and presented in accordance with GAAP. We view regulated electricity segment gross margin as an important performance measure of the core profitability of our operations. We refer to "on-going earnings" in this presentation, which is also a non-GAAP financial measure. We believe on-going earnings provide investors with a useful indicator of our results that is comparable among periods because it excludes the effects of unusual items that may occur on an irregular basis. Reconciliations of on- going earnings to our net income available to common shareholders are included in this presentation.Investors should note that these non-GAAP financial measures may involve judgments by management, including whether an item is classified as an unusual item. These measures are key components of our internal financial reporting and are used by our management in analyzing the operations of our business. We believe that investors benefit from having access to the same financial measures that management uses. Amounts Attributable to Common Shareholders and Non-GAAP Financial Measures 3 First Quarter 2011

CFO Agenda 1st Quarter ResultsArizona Economic Outlook2011 Earnings Guidance 4 First Quarter 2011

Consolidated EPS Comparisons 1st Quarter 2011 vs. 1st Quarter 2010 Per Share Per Share Net Income (Loss) On-Going Earnings (Loss) (CHART) Per Share 5 First Quarter 2011

Non-GAAP EPS Reconciliation 1st Quarter 2011 vs. 1st Quarter 2010 1st Quarter 2011 vs. 1st Quarter 2010 1st Quarter 2011 vs. 1st Quarter 2010 6 First Quarter 2011

Regulated electricity gross margin*$0.04 Prior-year favorable tax matter resolution$(0.08) O&M*$(0.10) NetDecrease$(0.21) = * Excludes costs, and offsetting operating revenues, associated with renewable energy, demand-side management and similar regulatory programs, as well as settlement of prior-period Four Corners transmission rights-of-way. See non-GAAP reconciliation for regulated electricity gross margin in Appendix. On-Going EPS Variances 1st Quarter 2011 vs. 1st Quarter 2010 Other, net$(0.01) Infrastructure- related costs$(0.06) 7 First Quarter 2011

Regulated Electricity Gross Margin Drivers 1st Quarter 2011 vs. 1st Quarter 2010 NetIncrease$0.04 = Higher retailusage$0.03 Weathereffects$0.03 See non-GAAP reconciliation in Appendix. Other, net$(0.02) 8 First Quarter 2011 Lineextension revenues$0.01 Transmissionrate decrease$(0.01)

Fossil Generation Planned Outage O&M Quarterly Expense as Percent of Annual Total 9 First Quarter 2011(CHART)

Arizona Economic Indicators Employment & Retail Sales Month-to-Month Change Non-Farm Job Growth (CHART) '05 '06 '07 '08 '09 '11 10 First Quarter 2011 Retail Sales (CHART) Year-over-Year Change '05 '06 '07 '08 '09 '10 '10 '11

Consolidated On-Going EPS Outlook (CHART) Per Share $3.00 - $3.15 See key factors and assumptions in Appendix. 11 First Quarter 2011

CEO Discussion Agenda 12 First Quarter 2011 Renewables and Generation InvestmentsEnvironmental ComplianceRate RegulationOperations Update Looking Ahead

Appendix

APS AZ Sun Program 100 MW photovoltaic solar plants to be owned by APSUp to $500 million capital investmentIn service 2011 through 2014Constructive rate recoveryCommitments to date:83 MW with $384 million capital investmentProject summary:Additional procurement initiatives underway Name Net Capacity Target Operation Date Paloma 17 MW 2011 Cotton Center 17 MW 2011 Hyder Phase I 11 MW 2011 Hyder Phase II 5 MW 2012 Chino Valley 19 MW 2012 Luke Air Force Base 14 MW 2012/2013 14 First Quarter 2011

Four Corners Power Plant Transactions Acquire Southern California Edison's 739 MW interest in Units 4 & 5 and shut down 560 MW Units 1 - 3Purchase price: $294 million Acquisition target date: late 2012 Estimated environmental compliance investment: $300 millionFinance with mix of debt and equityArizona, California and other regulatory approvals requiredACC Procedural ScheduleMay 31, 2011 Staff/Intervenor direct testimony dueJune 22, 2011 APS rebuttal testimony dueJuly 14, 2011 Hearing to commence 15 First Quarter 2011

2011 Retail Rate Case Prefiling Notice

Pinnacle West Capital Corporation

Notice filed February 1, 2011

Key rate case proposals outlined in notice

- Revenue-per-customer decoupling mechanism
- Post test-year plant additions through rate effective date
- Infrastructure tracking adjustment mechanism
  - Generation plant capacity additions
  - Environmental compliance investments
- Line extension policy changes
  - Accounting to revert to contributions in aid of construction or customer advances
  - Proposal to implement free footage allowance and other measures dependent on customer class
- Cost of capital estimates
  - 54% equity / 46% debt capital structure
  - 11% return on equity, 6.4% cost of debt
- 100% Power Supply Adjustor
- Second 50 MW of AZ Sun programs to be recovered through RES consistent with treatment for first 50 MW
- Amounts not disclosed for rate request and other financial measures

First Quarter 2011 16

2011 On-Going EPS Guidance

Key Factors and Assumptions as of April 29, 2011

PINNACLE WEST CAPITAL CORPORATION

- Electricity gross margin (operating revenues,* net of fuel and purchased power expenses) about $2.05 billion to $2.10 billion;
  - Retail customer growth about 1 percent;
  - Weather-normalized retail electricity sales volume growth about 1 percent taking into account effects of the Company's energy efficiency initiatives;
  - Normal weather for year;
- Operating expenses (operations and maintenance,* depreciation and amortization, and taxes other than income taxes) about $1.32 billion to $1.35 billion;
- Interest expense, net of allowances for borrowed and equity funds used during construction, about $200 million to $210 million;
- Net income attributable to noncontrolling interests about $20 million to $25 million;
- Effective tax rate about 34 percent;
- Full-year effect of 2010 equity issuance; and
- APS earnings to contribute substantially all of consolidated earnings.

* Excludes O&M, and offsetting operating revenues, associated with renewable energy, demand-side management and similar regulatory programs, as well as $28 million pretax related to settlement of prior-period Four Corners transmission rights-of-way.

First Quarter 2011 17

Renewable Energy, Demand-Side Management and Similar Regulatory Expenses* and Similar Regulatory Expenses* and Similar Regulatory Expenses* * O&M expenses related to Renewable Energy Standard and similar regulatory programs are offset by comparable revenue amounts. 2008 Pretax Millions 2009 2010 2011 18 First Quarter 2011

Quarterly Mark-to-Market on Hedge Contracts* Hedge Contracts* Hedge Contracts* PretaxMillions * Related to APS 10% share under Power Supply Adjustor (PSA), net of related deferrals. 2009 2010 2011 19 First Quarter 2011

Gross Margin Effects of Weather Variances Versus Normal* Variances Versus Normal* Variances Versus Normal* 2009 2010 PretaxMillions 2011 *All periods recalculated to conform to current presentation. 20 First Quarter 2011

Non-GAAP Measure Reconciliation Regulated Electricity Segment Gross Margin 21 First Quarter 2011